Other net losses	12 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
Other net losses	Other net losses
Other net losses consist of the following:

	2023	2022
Acquisition and transition-related costs	$—	$6,834
Kentucky termination costs (a)	46,527	10,608
Acquisition-related settlement payment (b)	(11,983)	—
Securitization write-off (c)	63,495	—
Renewable energy business sale costs (d)	12,506	—
Loss on redemption of long-term note (e)	8,532	—
Other (f)	13,812	3,949
	$132,889	$21,391
(a)Kentucky termination costs
The loss related to the termination of the Kentucky Power Transaction includes $38,795 for the write-off of capitalized costs, which are primarily related to the implementation of an enterprise software solution. The remaining amount relates to the transaction costs, severance costs and other termination costs. In 2022, the Company incurred $10,608 in anticipation of the Kentucky Power Transaction.
(b)Acquisition-related settlement payment
During the year, the Company received $12,814 as an acquisition-related settlement payment in connection with the Suralis acquisition. The Company also incurred legal fees of $831 in relation to this settlement.
19.Other net losses (continued)
(c)Securitization write-off
During the year, the Company has written off $63,495 relating to the portion of additional securitization costs of Empire Electric that were not allowed as per the Securitization Statute (note 7(a)).
(d)Renewable energy business sale costs
The Company announced that it is pursuing a sale of its renewable energy business. The Company incurred costs of $12,506 related to this process in 2023.
(e)Loss on redemption of long-term note
During Q4, 2023, the Company redeemed subordinated unsecured long-term note (note 9(f)) and incurred loss on redemption of $8,532.
(f)Other
Other losses for the year consist primarily of provisions on litigation matters, executive severance costs, the Series C preferred share redemption loss and other miscellaneous write-offs.